                                                                   Exhibit 10.20

                         COLLATERAL ACCOUNT AGREEMENT

          This COLLATERAL ACCOUNT AGREEMENT (this "Agreement") is dated as of December 21, 1998 and entered into by and between DOMINO'S, INC., a Delaware corporation ("Company"), BLUEFENCE, INC., a Michigan corporation ("Subsidiary Borrower," and together with Company, each a "Pledgor" and, collectively, "Pledgors") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent for and representative of (in such capacity herein called "Collateral Agent") the financial institutions ("Lenders") from time to time party to the Credit Agreement referred to below.

                            PRELIMINARY STATEMENTS

          A. Pursuant to that certain Credit Agreement dated as of December 21, 1998 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) by and among Pledgors, TISM, INC., a Michigan corporation ("Holdings"), Lenders, the financial institutions from time to time party thereto, J.P. MORGAN SECURITIES INC., as arranger (in such capacity, "Arranger"), NBD BANK, as syndication agent, and COMERICA BANK, as documentation agent, and Collateral Agent, Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Pledgors.

          B. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Pledgors shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and issue Letters of Credit under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgors hereby agree with Collateral Agent as follows:

SECTION 1.  Certain Definitions.  The following terms used in this Agreement
            -------------------
shall have the following meanings:

               "Cash Equivalents" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within thirty (30) days from such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within thirty (30) days from such date and having, at the time of acquisition thereof, the highest rating obtainable from either Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than thirty (30) days from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within thirty (30) days from such date issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized'' (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and
     (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

               "Collateral" means (i) the Collateral Account and all amounts from time to time on deposit therein, (ii) all Investments, including all certificates and instruments from time to time representing or evidencing such Investments and any account or accounts in which such Investments may be held by, or in the name of, Collateral Agent for or on behalf of Pledgors, (iii) all notes, certificates of deposit, checks and other instruments and all deposits and uncertificated securities from time to time hereafter transferred to or otherwise possessed by, or held in the name of, Collateral Agent for or on behalf of Pledgors in substitution for or in addition to any or all of the Collateral, (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral, and (v) to the extent not covered by clauses (i) through (iv) above, all proceeds of any or all of the foregoing Collateral.

               "Collateral Account" means the restricted deposit account established and maintained by Collateral Agent pursuant to Section 2(a).

               "Investments" means those investments, if any, made by Collateral Agent pursuant to Section 5.

               "Secured Obligations" means all obligations and liabilities of every nature of Pledgors now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to any Pledgor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent or any Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgors now or hereafter existing under this Agreement.

SECTION 2.  Establishment and Operation of Collateral Account.
            -------------------------------------------------

          (a) Collateral Agent is hereby authorized to establish and maintain at its custodian office at Bank if New York, 1 Wall Street, New York, New York 10286, as a blocked account in the name of Collateral Agent and under the sole dominion and control of Collateral Agent, a restricted deposit account designated as "MGT NY Special Loan Account # 190159."

          (b) The Collateral Account shall be operated in accordance with the terms of this Agreement.

          (c) All amounts at any time held in the Collateral Account shall be beneficially owned by Pledgors but shall be held in the name of Collateral Agent hereunder, for the benefit of Lenders, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. Pledgors shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Collateral Account.

          (d) Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

SECTION 3.  Deposits of Cash Collateral.
            ---------------------------

          (a) All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of any Pledgor) of immediately available funds, in each case addressed as follows:

          Name of Bank:  Bank of New York
          Account No.:  GLA 111565
          ABA No.:  021000018
          FCC:  MGT NY Special Loan Account # 190159
          Reference:  Domino's Pizza Collateral

Pledgors shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Collateral Agent by telefacsimile of the date, amount and method of delivery of such deposit.

          (b) If an Event of Default has occurred and is continuing and, in accordance with Section 8 of the Credit Agreement, Pledgors are required to pay to Collateral Agent an amount (the "Aggregate Available Amount") equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding under the Credit Agreement, Pledgors shall deliver funds in such an amount for deposit in the Collateral Account in accordance with Section 3(a). Upon any drawing under any outstanding Letter of Credit in respect of which Pledgors have deposited in the Collateral Account any amounts described above, Collateral Agent shall apply such amounts to reimburse the Issuing Lender for the amount of such drawing. In the event the amount deposited in the Collateral Account pursuant to this Section 3(b) exceeds the maximum amount available to be drawn under all Letters of Credit, Collateral Agent shall apply such excess amount then on deposit in the Collateral Account in accordance with subsection 2.4D of the Credit Agreement.

          (c) So long as no Event of Default has occurred and is continuing, any interest received in respect of Investments of any amounts deposited in the Collateral Account pursuant to this Section shall be delivered by Collateral Agent to Pledgors upon receipt of written request from Pledgors; provided,
                                                                 --------
however, that Collateral Agent shall not deliver to any Pledgor any such
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interest received in respect of Investments of any amounts deposited in the
Collateral Account pursuant to Section 3(b) unless all outstanding Secured Obligations have been indefeasibly paid in full or cash collateralized pursuant to the terms of this Agreement.

SECTION 4.  Pledge of Security for Secured Obligations.
            ------------------------------------------

          Pledgors hereby pledge and assign to Collateral Agent, and hereby grant to Collateral Agent a security interest in, all of Pledgors' right, title and interest in and to the Collateral as collateral security for the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all Secured Obligations.

SECTION 5.  Investment of Amounts in Collateral Account; Interest.
            -----------------------------------------------------

          Cash held by Collateral Agent in the Collateral Account shall not be invested or reinvested except as provided in this Section 5.

          (a) So long as no Event of Default or Potential Event of Default shall have occurred and be continuing, any funds on deposit in the Collateral Account shall be invested by Collateral Agent in its own name, in accordance with and upon receipt by Collateral Agent from time to time of written instructions from Pledgors, in Cash Equivalents. Upon the occurrence and during the continuance of an Event of Default or Potential Event of Default, Pledgors' right to instruct Collateral Agent with respect to such investment or reinvestment shall terminate without further notice to Pledgors.

          (b) Collateral Agent is hereby authorized to sell, and shall sell, all or any designated part of the securities constituting part of the Collateral (i) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, upon receipt of written instructions from any Pledgor or (ii) in any event if such sale is necessary to permit Collateral Agent to perform its duties hereunder. Collateral Agent shall have no responsibility for any loss resulting from a fluctuation in interest rates or otherwise. Subject to the provisions of Section 3(d), any interest received in respect of securities constituting part of the Collateral and the net proceeds of the sale or payment of any such securities shall be held in the Collateral Account by Collateral Agent pending investment thereof pursuant to Section 5(a).

          (c) The Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

SECTION 6.  Representations and Warranties.  Each Pledgor represents and
            ------------------------------
warrants as follows:

          (a) Ownership of Collateral. Such Pledgor is (or at the time of transfer thereof to Collateral Agent will be) the legal and beneficial owner of the Collateral from time to time transferred by such Pledgor to Collateral Agent , free and clear of any Lien except for the security interest created by this Agreement and Permitted Encumbrances.

          (b) Perfection. The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and perfected First Priority Lien in the Collateral, securing the payment of the Secured Obligations.

          (c) Other Information. All information heretofore, herein or hereafter supplied to Collateral Agent by or on behalf of such Pledgor with respect to the Collateral is accurate and complete in all respects.

SECTION 7.  Further Assurances.
            ------------------

          Pledgors agree that from time to time, at the joint and several expense of Pledgors, Pledgors will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgors will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Collateral Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (b) at Collateral Agent's request, appear in and defend any action or proceeding that may affect any Pledgor's beneficial title to or Collateral Agent's security interest in all or any part of the Collateral.

SECTION 8.  Transfers and other Liens.
            -------------------------

          Each Pledgor agrees that it will not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the security interest under this Agreement.

SECTION 9.  Collateral Agent Appointed Attorney-in-Fact.
            -------------------------------------------

          Each Pledgor hereby irrevocably appoints Collateral Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Collateral Agent or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument that Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor.

SECTION 10.  Collateral Agent Party May Perform.
             ---------------- -----------------

          If any Pledgor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of Collateral

Agent incurred in connection therewith shall be payable by Pledgors under subsection 10.2 of the Credit Agreement.

SECTION 11.  Standard of Care.
             ----------------

          The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral, it being understood that Collateral Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Collateral Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Collateral, (d) initiating any action to protect the Collateral against the possibility of a decline in market value, (e) any loss resulting from Investments made pursuant to Section 5, except for a loss resulting from Collateral Agent's gross negligence, willful misconduct or bad faith in complying with Section 5, or (f) determining (i) the correctness of any statement or calculation made by Pledgors in any written instructions or (ii) whether any deposit in the Collateral Account is proper. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property consisting of negotiable securities.

SECTION 12.  Remedies.
             --------

          Subject to the provisions of Section 3(b), Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral).

SECTION 13.  Continuing Security Interest; Transfer of Loans.
             -----------------------------------------------

          This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon each Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Pledgor. Upon any such termination Collateral Agent shall, at Pledgors' expense, execute and deliver to each Pledgors such documents as such Pledgor shall reasonably request to evidence such termination and such Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Collateral Agent, of such of the Collateral as shall not have been otherwise applied pursuant to the terms hereof.

SECTION 14.  Administrative Agent as Collateral Agent.
             ----------------------------------------

          (a) Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders. Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.

          (b) Collateral Agent shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Collateral Agent under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Collateral Agent under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums held by Collateral Agent hereunder (which shall be deposited in a new Collateral Account established and maintained by such successor Collateral Agent), together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent hereunder.

SECTION 15.  Amendments; Etc.
             ---------------

          No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent and, in the case of any such amendment or modification, by Pledgors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 16.  Notices.
             -------

          Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service or upon receipt if sent by telefacsimile or by the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement.

SECTION 17.  Failure or Indulgence Not Waiver; Remedies Cumulative.
             -----------------------------------------------------

          No failure or delay on the part of Collateral Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 18.  Severability.
             ------------

          In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 19.  Headings.
             --------

          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 20.  Governing Law; Terms.
             --------------------

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

SECTION 21.  Counterparts.
             ------------

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Pledgors and Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              DOMINO'S, INC.,
                              as Pledgor

                              By: /s/  Harry Silverman
                                 -------------------------------
                                 Name:  Harry Silverman
                                 Title:  Vice President

                              BLUEFENCE, INC.,
                              as Pledgor

                              By: /s/ Harry Silverman
                                 ----------------------
                                 Name:  Harry Silverman
                                 Title:  President


MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, as Collateral Agent

By:   /s/  Colleen Galle
   ---------------------
Name:  Colleen Galle
Title:  Vice President